                                                                     Exhibit (d)


                            FORM OF SHARE CERTIFICATE

 TEMPORARY CERTIFICATE - Exchangeable for Definitive Engraved Certificate When
                              Ready for Delivery.

                  ORGANIZED AND EXISTING UNDER AND BY VIRTUE OF
                        THE LAWS OF THE STATE OF DELAWARE

               LEHMAN BROTHERS/FIRST TRUST INCOME OPPORTUNITY FUND




            Number                                                                            SHARES
      COMMON SHARE(S) OF        THIS CERTIFICATE IS TRANSFERABLE IN
     BENEFICIAL, INTEREST       THE CITY OF WILMINGTON, DELAWARE OR NEW YORK, NEW YORK        CUSIP
  $0.000 PAR VALUE PER SHARE                                                                  SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT



is the owner of

                  FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF Lehman Brothers/First Trust Income Opportunity Fund, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of June 19, 2003, establishing the Fund, and all amendments thereto, copies of which are on file with the Secretary of State of the State of Delaware, and the Fund's Bylaws, and all amendments thereto. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The common shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Fund, properly endorsed for transfer. This certificate is executed on behalf of the Trustee of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Fund and the facsimile signatures of its duly authorized officers.

Dated:

                                       [Seal]


-----------------------------                     ------------------------------
Edward Grieb                                                 /s/ Bradley Tank
TREASURER                                                    PRESIDENT


COUNTERSIGNED AND REGISTERED:                                TRANSFER AGENT
                                                             AND REGISTRAR
Investor's Bank & Trust

BY
  --------------------------
AUTHORIZED OFFICER

         The Fund will furnish a copy of the Agreement and Declaration of Trust and Bylaws to the holder of this certificate without charge, upon written request.

EXPLANATION OF ABBREVIATIONS

The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below may be used.

Abbreviation         Equivalent                                Abbreviation        Equivalent
------------         ----------                                ------------        ----------
JT TEN               As joint tenant, with right of            TEN IN COM          As Tenants in common
                     survivorship and not as tenants in
                     common

                                                               TEN BY ENT          As tenants by the entireties
                                                               UNIF TRANSFERS      Uniform Transfers to Minors Act
                                                               MIN ACT

Abbreviation         Equivalent                                Abbreviation        Equivalent
------------         ----------                                ------------        ----------
AND                  Administrator(s)                          FDN                 Foundation
                     Administratrix                            PL                  Public Law
AGMT                 Agreement                                 TR                  (As) trustee(s), for, of
CUST                 Custodian for                             UA                  Under Agreement
EST                  Estate, Of estate of                      UW                  Under will of, Or will, of
FBO                  For  the benefit of

    Additional abbreviations may also be used though not in the above list.

--------------------------------------------------------------------------------

                                  TRANSFER FORM

         FOR VALUE RECEIVED,                             hereby sell, assign and
transfer unto
                                     (I/We)


 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTITY NUMBER OF ASSIGNEE
----------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Please print or typewrite name and address (including postal zip code of assignee)



                                                                Common    Shares
of Beneficial Interest represented by this Certificate and do hereby
irrevocably constitute and appoint                                     Attorney.
to transfer said shares on the books of the Fund with full power of substitution in the premises.

Dated:
                        Signature(s)
                                    --------------------------------------------
                                    (THE SIGNATURE TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                    FACE OF THIS CERTIFICATE IN EVERY
                                    PARTICULAR., WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATSOEVER. IF
                                    MORE THAN ONE OWNER, ALL MUST SIGN).

                       SIGNATURE(S) GUARANTEED:
                                               ---------------------------------
                                               THE SIGNATURE(S) SHOULD BE
                                               GUARANTEED BY AN ELIGIBLE
                                               GUARANTOR INSTITUTION (BANKS,
                                               STOCKBROKERS, SAVINGS AND LOAN
                                               ASSOCIATIONS AND CREDIT UNIONS
                                               WITH MEMBERSHIP IN AN APPROVED
                                               SIGNATURE GUARANTEE MEDALLION
                                               PROGRAM), PURSUANT TO S.E.C. RULE
                                               17Ad-15.

                                IMPORTANT NOTICE:

WHEN YOU SIGN YOUR NAME TO THE TRANSFER FORM WITHOUT FILLING IN THE NAME OF YOUR "ASSIGNEE" THIS CERTIFICATE BECOMES FULLY NEGOTIABLE, SIMILAR TO A CHECK ENDORSED IN BLANK. THEREFORE, TO SAFEGUARD A SIGNED CERTIFICATE, IT IS RECOMMENDED THAT YOU FILL IN THE NAME OF THE NEW OWNER IN THE "ASSIGNEE" SPACE. ALTERNATIVELY, INSTEAD OF USING THIS TRANSFER FORM, YOU MAY SIGN A SEPARATE "STOCK POWER" FORM AND THEN MAIL THE UNSIGNED CERTIFICATE AND THE SIGNED "STOCK POWER" IN SEPARATE ENVELOPES. FOR ADDED PROTECTION, USE REGISTERED MAIL FOR A CERTIFICATE.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE FUND WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.